UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 16, 2004
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                           GTECH Holdings Corporation
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             (Exact name of Registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

             1-11250                                    05-0450121
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    (Commission File Number)               (IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's telephone number, including area
                               code: 401-392-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))



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Item 8.01.       Other Events.
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                  This Report incorporates by reference the press release issued by GTECH Holdings Corporation ("GTECH") on November 16, 2004, a copy of which is attached as Exhibit 99(a) hereto, announcing that GTECH had agreed to sell $150 million of 4.5% senior notes due 2009, and $150 million of 5.25% senior notes due in 2014, for aggregate proceeds of approximately $300 million, in its previously announced unregistered offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GTECH HOLDINGS CORPORATION


                                By: /s/ Michael K. Prescott
                                   ---------------------------------------------
                                    Michael K. Prescott
                                    Vice President and Deputy General Counsel

Dated:  November 17, 2004


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                       Exhibit Index

Exhibit Number                          Description
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Exhibit 99(a)                           Press Release dated November 16, 2004